SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 7, 2012 (March 6, 2012)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”).  As also previously disclosed, on January 19, 2012, Dynegy Inc. (“Dynegy”) and DH (together with Dynegy, the “Plan Proponents”) filed an Amended Chapter 11 Plan of Reorganization and a related disclosure statement for DH with the Bankruptcy Court.

On March 6, 2012, the Plan Proponents filed a Second Amended Chapter 11 Plan of Reorganization (the “Second Amended Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court.  In accordance with the Amended and Restated Restructuring Support Agreement dated as of December 26, 2011, which, as previously disclosed, modified the Restructuring Support Agreement dated November 7, 2011, among DH and certain holders of its unsecured notes and debentures, the Second Amended Plan and the Disclosure Statement, among other things, reflects a modification of the classification of the subordinated notes claims.  The Second Amended Plan addresses claims against and interests in DH only and does not address claims against and interests in the other Debtors.

Copies of the Second Amended Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.  Copies of the Second Amended Plan and the Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ website at http://dm.epiq11.com/dynegyholdingsllc.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The Plan Proponents are also filing an updated Description of the Plan Secured Notes (the “Description of Notes”) as Exhibit C to the Second Amended Plan and Designation of Plan Preferred Stock as Exhibit D to the Second Amended Plan.  The Description of Notes and Designation of Plan Preferred Stock are attached hereto as Exhibits 99.3 and 99.4, respectively.

The Debtors recommend that holders of claims against DH refer to the limitations and qualifications included in the Second Amended Plan and the Disclosure Statement, as applicable, with respect to the information contained therein.  Information contained in the Second Amended Plan and the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as amended, actions of the Bankruptcy Court or third parties, or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Second Amended Plan until the Bankruptcy Court approves the Disclosure Statement relating to the Second Amended Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of DH and the condition of DH’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against or interests in DH to make an informed judgment about the Second Amended Plan.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Second Amended Plan.  There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that DH’s stakeholders will approve the Second Amended Plan, or that the Bankruptcy Court will confirm the Second Amended Plan.  DH will emerge from Chapter 11 if and when the Second Amended Plan receives the requisite approval from holders of claims, an order confirming the Second Amended Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Second Amended Plan, as stated therein, are satisfied.

The Second Amended Plan, the Disclosure Statement, the Description of Notes, Designation of Plan Preferred Stock and Reconciliation attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in Exhibit D to the Disclosure Statement, including definitions of such non-GAAP financial information and identification of the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are incorporated herein by reference to Exhibit 99.5.

EBITDA Measures.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” — We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes, (3) impairment charges and (4) the contract amortization expense associated with our Independence facility.  As prescribed by the SEC, when EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy.  It can be reconciled using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense.

Gross Margin Measure.

“Adjusted Gross Margin” — We define “Adjusted Gross Margin” as revenues less cost of sales excluding (1) the impacts of mark-to-market changes and (2) the contract amortization expense associated with our Independence facility.  The most directly comparable GAAP financial measure to Adjusted Gross Margin is Gross Margin.

Cash Flow Measure.

“Unlevered Cash Flow” — We define “Unlevered Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures excluding the impact of cash interest payments.  The most directly comparable GAAP financial measure to Unlevered Cash Flow is cash flow from operations.

Debt Measure.

“Net Debt” — We define “Net Debt” as total GAAP debt less cash and cash equivalents and less unused restricted cash excluding the impact of unamortized premiums and discounts.  Unused restricted cash in this case consists of unused cash collateral in various accounts at Dynegy Midwest Generation, LLC Dynegy Power, LLC, and DH.  The most directly comparable GAAP financial measure to Net Debt is GAAP debt.

The forward-looking non-GAAP measures disclosed in the Disclosure Statement are presented solely for the purpose of providing “Adequate Information” under Section 1125 of the Bankruptcy Code to enable the holders of claims against DH entitled to vote under the Plan to make an informed judgment about the Plan and should not be used or relied upon for any other purpose, including the purchase or sale of securities of, or claims or equity interests in, the Debtors or Dynegy.  However, there can be no assurance that the assumptions made in preparing any forward-looking non-GAAP measures will prove accurate, and actual results may be materially greater or less than those contained in any forward-looking non-GAAP measures.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Second Amended Chapter 11 Plan of Reorganization, filed March 6, 2012.
99.2	Disclosure Statement, filed March 6, 2012.
99.3	Description of the Plan Secured Notes, as Exhibit C to the Second Amended Plan, filed March 6, 2012.
99.4	Designation of Plan Preferred Stock, as Exhibit D to the Second Amended Plan, filed March 6, 2012.
99.5

Reconciliation of Non-GAAP Financial Measures (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings, LLC filed on January 23, 2012, File No. 000-29311).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 7, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: March 7, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Second Amended Chapter 11 Plan of Reorganization, filed March 6, 2012.
99.2	Disclosure Statement, filed March 6, 2012.
99.3	Description of the Plan Secured Notes, as Exhibit C to the Second Amended Plan, filed March 6, 2012.
99.4	Designation of Plan Preferred Stock, as Exhibit D to the Second Amended Plan, filed March 6, 2012.
99.5

Reconciliation of Non-GAAP Financial Measures (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings, LLC filed on January 23, 2012, File No. 000-29311).